EMPLOYMENT AGREEMENT


         This AGREEMENT made effective September 1, 1996 between Dianon Systems, Inc., a Connecticut corporation, and any successor thereto, hereinafter referred to as the "Company," and James B. Amberson, M.D., residing in Weston, Connecticut, hereinafter referred to as "Employee."

                                   WITNESSETH:

         WHEREAS, the Company wishes to reinforce the capacity of Employee, a senior management official of the Company, to implement the policies and programs established by the Company, and to provide for the protection of the goodwill, confidential information, and proprietary rights and interests of the Company, in each case on the terms and subject to the conditions set forth below; and

         WHEREAS, Employee's business contacts and relationships are crucial to the financial and business success of the Company, and the services that Employee should render hereunder to the Company are unique and valuable; and

         WHEREAS, the parties desire to reduce the terms and conditions of Employee's employment to writing;

         NOW, THEREFORE, in consideration of the terms and conditions and the mutual covenants contained in this Agreement, the Company and Employee hereby agree as follows:

         1.   Employment
              ----------

              The Company hereby employs Employee and Employee hereby accepts such employment upon the terms and conditions hereinafter set forth. The parties acknowledge that Employee's employment with the Company is at will and terminable by either party at any time for any reason.

         2.   Duties and Responsibilities
              ---------------------------

              Employee shall perform with continuous  diligence those activities assigned to Employee by the Company including: active participation in laboratory and market research, keeping full and complete records of all business and/or research activities in which Employee engages and surrendering all such records and materials on request, improving strategies for achieving the Company's goals, motivating co-worker performance, keeping abreast of all new developments in Employee's area of expertise, participating actively in research and business meetings, and abiding by all Company policies.

         3.   Term
              ----

              This Agreement shall begin on the effective date hereof and continue until terminated under the terms contained herein.

         4.   Salary
              ------

              The Company shall compensate Employee for Employee's services during the term of this Agreement on a salaried basis paid bi-weekly at a rate determined by the Company from time to time.

         5.   Fringe Benefits
              ---------------

              During the term of this Agreement, Company shall provide Employee all benefits and emoluments as authorized for all other salaried employees of the Company as they may be modified from time to time by the Company during the term of this Agreement, including health and medical insurance, disability insurance, life insurance, sick leave, vacation, holidays and retirement plan participation.

         6.   Termination
              -----------

              a. This   Agreement  shall  terminate  on  any  of  the  following
occurrences:

                  (i)  Employee's death;

                  (ii) Employee's disability for a period of 90 days or more;

                  (iii) mutual  agreement  of  the  parties  reduced  to writing signed by both parties;

                  (iv)  voluntary resignation by Employee;

                  (v)   termination by the Company without Stated Cause;

                  (vi)  termination by the Company with Stated Cause.

              b. Cause shall mean Employee's

                  (i)   gross negligence;

                  (ii)  insubordination;

                  (iii) willful misconduct.

              c. "Stated Cause" shall mean Cause communicated to Employee by the Company in a Notice of Termination.

              d. "Notice of Termination" shall mean written notice given by either party to the other of an intention to terminate this Agreement pursuant to subparagraphs (a)(iv), (v) or (vi) of this Paragraph of this Agreement.

              e. Notice of Termination shall be sent by certified mail or registered mail, return receipt requested, first class postage prepaid, to the residence in the case of Employee, and to its principal office in the City of Stratford, Connecticut, to the attention of the President in the case of the Company.

         7.   Compensation after Termination
              ------------------------------

              (a) The "Termination Date" shall be the date Employee ceases providing services to the Company as an employee. In the event Employee provides Notice of Termination to the Company less than four weeks prior to the date such Notice identifies as the Termination Date, then the date said Notice of Termination is received by the Company shall be the Termination Date.

              (b) Employee will not receive any compensation from the Company after the Termination Date other than accrued, unused vacation, except as described under Paragraphs (c) and (d) of this Section 7 of this Agreement, if applicable. Employee's participation in all fringe benefits offered by the Company to its employees will cease immediately on the Termination Date except as described in Paragraph (c) of this Section 7 of this Agreement, if applicable. Nothing in this Agreement, however, is intended to impair any rights vested under law in any benefit plan of the Company.

              (c) If this Agreement and Employee's employment with the Company is terminated by the Company without stated cause, the Company will pay
Employee:

                   (i) For a period of six months beginning with the Termination Date at Employee's current rate of pay as of the day preceding the Termination Date, less amounts equivalent to income Employee earns during said six month period from other employment or independent consulting.

                   (ii) During said six month  period,  Employee  shall act as a consultant to the Company as requested by the Company for up to six days per month.

                   (iii)During  said  six  month   period,   the  Company   will
                        contribute towards the premium cost of medical continuation coverage for Employee and/or Employee's dependents on the same basis as it then contributes towards the medical coverage of active employees and/or their dependents, for any months in said period during which Employee and/or Employee's dependents are eligible and elect to continue such coverage.

                   (iii)During said six month period,  the Company will continue to provide Employee any car allowance Employee was receiving at the time of the Termination Date.

              (d) Employee's participation in all incentive plans, including bonus and commission, stock options, restrictive stock purchase plans and other incentive compensation programs will terminate on the Termination Date. If this Agreement terminates (i) by Employee's voluntary resignation with at least four weeks' notice to the Company or (ii) by termination by the Company without Stated Cause, the Company will make its best efforts to allocate on a pro rata basis based upon the number of days from January 1 to the Termination Date divided by 365, a portion of each such incentive award to be paid or awarded to Employee or his estate at the time payment or awards under any such program are made to active employees for the year or other related time period in which the Termination Date falls.

         8.   Company Property
              ----------------

              On the Termination Date, or at any earlier point in time after a Notice of Termination is received when a request is made by the Company for same, Employee will turn over to the Company all notes, reports, memoranda, books, records, chemicals, devices and documents, whether in written, typewritten, computerized or any other form, which are in Employee's possession or under Employee's control, whether prepared by Employee or others, related to the Company or relating to the business of the Company. At the conclusion of the six month period described in paragraph (c) of Section 6 of this Agreement, or at any earlier point in time when a request is made by the Company for same, Employee shall also return to the Company any Company car, keys, parking card, credit card, business cards or other materials related to Employee's employment with the Company or the operation of the Company.

         9.   Remedy for Breach
              -----------------

              Employee acknowledges:

                   (a) that Employee may be a director and officer of the Company and as such Employee would be conversant with, and have access to, the business affairs, records, trade secrets, customers and customer lists, suppliers, supplier lists, patents, technical know-how, chemicals, devices, sales or distribution agents and representatives, sales or distribution agents and representatives' lists, and other confidential and proprietary information of the Company;

                   (b) that Employee's compliance with the covenants and agreements in this Agreement is necessary to protect the goodwill and other proprietary interest of the Company; and

                   (c) that a breach of Employee's covenants and agreements in this Agreement will result in continuing and irreparable damage to the Company for which there will be no adequate remedy at law.

              Both the parties recognize that the services to be rendered under this Agreement by Employee are special and unique and of an extraordinary character, and that in the event there is a breach by Employee of the terms and conditions of this Agreement to be performed by Employee, then the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction either in law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by Employee.

         10.  Employee Representation
              -----------------------

              Employee warrants and represents that neither the execution and delivery nor the performance of this Agreement by Employee will in any way violate, or conflict with, any other agreement by which Employee may be bound or any duty or obligation to which Employee may be subject and that Employee will take all steps necessary to comply with the representation.

         11.  Proprietary Information
              -----------------------

              Employee hereby agrees to all the terms and conditions of the Company's Employee Proprietary Information Agreement attached hereto as Exhibit A and incorporated herein and has executed a copy thereof concurrently with this Agreement.

         12.  Assignments
              -----------

              The rights and obligations of Employee under this Agreement shall be assignable to and binding upon the successors and assigns of the Company including any corporation organized by the Company to carry on the business of the Company.

         13.  Entire Agreement
              ----------------

              This instrument contains the entire Agreement of the parties. It may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. This Agreement supersedes any other agreement or understanding existing between Employee and the Company relating to his employment or the other matters covered herein.

         14.  Severability
              ------------

              If any provision of this Agreement shall be held invalid, such invalidity shall not affect any other provisions of this Agreement not held so invalid, and only such provisions shall to the full extent consistent with the law remain in full force and effect.

         15.  Applicable Law
              --------------

              This Agreement shall be governed by the laws of the State of Connecticut.

              IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.


                                            DIANON SYSTEMS INC.




                                             BY: /s/ Richard A. Sandberg
                                                 ---------------------------




                                             /s/ James B. Amberson
                                             ---------------------------
                                             JAMES B. AMBERSON, M.D.

                                                                     Exhibit A
                                                                     ---------

                                    AGREEMENT
                                    ---------

         THIS AGREEMENT made this 1st day of September, 1996 by and between DIANON SYSTEMS, INC., its affiliates, subsidiaries, successors and assigns (collectively called hereinafter "DIANON") and James B. Amberson, an individual residing in Weston, Connecticut (hereinafter called "Employee").

         In consideration of Employment Agreement of this date Employee and DIANON acknowledge, represent and agree to the terms and conditions set forth in this Agreement.

         (1) Employee's employment with DIANON creates a relationship of trust and confidence between the parties. Employee agrees that, during and after his/her employment with DIANON, Employee will not use or disclose, or allow anyone else to use or disclose, any confidential information relating to the products, sales and/or business affairs of DIANON or of any customer or supplier of DIANON, or any information created, discovered, or developed by or for DIANON, or acquired by DIANON, that has commercial value in DIANON's present or future business ("Confidential Information"), except as may be necessary in the performance of Employee's employment with DIANON or as may be authorized in advance by appropriate officials of DIANON. By way of illustration, but not limitation, Confidential Information includes processes, formulas, data, know-how, inventions, improvements, techniques, marketing plans, product plans, strategies, forecasts, customer lists and any other information Employee has reason to know DIANON would like to treat as confidential for any purpose. Employee agrees to keep Confidential Information secret whether or not any document containing such information is marked confidential.

         (2) All rights, title and interest in all records, documents, files and the business of DIANON, whether or not produced by the Employee, shall be and remain the property of DIANON. Upon termination of employment, the Employee shall not have the right to remove any such records frorm the office of DIANON. In addition, Employee agrees to promptly return to DIANON all things of whatsoever nature that belongs to DIANON, and all records (in whatsoever form, format or medium) containing or related to Confidential Information of DIANON.

         (3) The Employee shall, while employed by DIANON, devote his/her best efforts and his/her full time to the business of DIANON.

         (4) In the event of a breach or threatened breach of the provisions in this Agreement, DIANON shall be entitled to an injunction restraining such breach, it being recognized that any injury arising from a breach would be irreparable and would have no adequate remedy at law; but nothing herein shall be construed as prohibiting DIANON from pursuing any other remedy available for such breach of threatened breach. In the event that Employee breaches or threatens a breach of this Agreement, DIANON shall be entitled to have its reasonable legal fees and costs paid by the Employee for any legal services relating to the breach or threatened breach.

         (5) This Agreement is not intended, and should not be construed in any way, as a contract of employment for a definite period of time or to limit or restrain DIANON's or the Employee's right to terminate the employment relationship at any time.

         (6) In the event any provision or paragraph of this Agreement is declared to be invalid or unenforceable, then the balance of this Agreement shall remain in full force and effect.

         (7) This Agreement shall be construed and enforced in accordance with the laws of the State of Connecticut.

         (8) The foregoing contains the entire Agreement between the parties pertaining to confidential DIANON documents and information. No modification thereof shall be binding upon the parties unless the same is in a writing signed by the respective parties. This Agreement and all of the terms and conditions contained herein shall remain in full force during the period of employment notwithstanding any change in compensation.

         (9) Employee represents and warrants that he/she has no other agreements or commitments that would hinder or prevent performance of his/her job responsibilities with DIANON. Unless authorized to do so, Employee agrees not to disclose to DIANON or use in his/her employment with DIANON any invention or confidential information belonging to any former employer or to any other person other than DIANON.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.


Employee:                                      DIANON SYSTEMS, INC.


/s/ James B. Amberson                   By:    /s/ Richard A. Sandberg
---------------------                          -----------------------


Date:  9/1/96                           Date:  9/1/96
       --------------                          -----------------------